EXECUTION VERSION

Exhibit 10.1

OMNIBUS AMENDMENT NO. 1

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT AND

AMENDMENT NO. 1 TO FEE LETTERS

THIS OMNIBUS AMENDMENT NO. 1, dated as of June 26, 2009 (this “Amendment”), is by and among:

(a) RED BIRD RECEIVABLES, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc., a Delaware corporation (“Borrower”),

(b) INTERNATIONAL PAPER COMPANY, a New York corporation (“International Paper” and, together with Borrower, the “Loan Parties” and each, a “Loan Party”), as Servicer,

(c) GOTHAM FUNDING CORPORATION, a Delaware corporation as assignee of Victory Funding Corporation (together with its successors, “Gotham”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

(d) PARK AVENUE RECEIVABLES COMPANY, LLC, a Delaware limited liability company (together with its successors, “PARCO”), and JPMORGAN CHASE BANK, N.A., in its capacity as a Liquidity Bank to PARCO (together with its successors, “JPMorgan” and, together with PARCO, the “PARCO Group”),

(e) STARBIRD FUNDING CORPORATION, a Delaware corporation (together with its successors, “Starbird”), and BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as a Liquidity Bank to Starbird (together with its successors, “BNP Paribas” and, together with Starbird, the “Starbird Group”),

(f) CAFCO, LLC, a Delaware limited liability company (together with its successors, “CAFCO” and, together with Gotham, PARCO and Starbird, the “Conduits”), and CITIBANK, N.A., in its capacity as a Liquidity Bank to CAFCO (together with its successors, “Citibank” and, together with CAFCO, the “CAFCO Group”),

(g) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as agent for the PARCO Group (together with its successors in such capacity, the “PARCO Agent” or a “Co-Agent”), BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as agent for the Starbird Group (together with its successors in such capacity, the “Starbird Agent” or a “Co-Agent”), and CITICORP NORTH AMERICA, INC. in its capacity as agent for the CAFCO Group (“CNAI” and, together with its successors in such capacity, the “CAFCO Agent” or a “Co-Agent”), and

(h) CITICORP NORTH AMERICA, INC., as administrative agent for the Gotham Group, the PARCO Group, the Starbird Group, the CAFCO Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”).

Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit and Security Agreement, dated as of March 13, 2008 (as amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, each of the Co-Agents has entered into a Fee Letter with the Borrower and such Co-Agent’s Conduit (as amended or otherwise modified from time to time, the “Fee Letters”);

WHEREAS, the Loan Parties desire to amend the Credit Agreement and the Fee Letters as hereinafter set forth; and

WHEREAS, the Agents are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective on the date hereof, upon satisfaction of each of the conditions precedent set forth in Section 3 below:

1.1. The following definition in Exhibit I to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Required Reserve” means, on any day during a Calculation Period, the aggregate of (AA) the Weyco Reserve plus (BB) the product of (a) the aggregate of (x) the greater of (i) the Reserve Floor or (ii) the sum of (A) the Loss Reserve and (B) the greater of (1) 7.5% or (2) the Dilution Reserve, (y) the Servicing Reserve and (z) the Interest Reserve, times (b) the Net Pool Balance as of the Cut-Off Date immediately preceding such Calculation Period.

1.2. The following new definition is hereby inserted into Exhibit I to the Credit Agreement in its appropriate alphabetical order:

“Weyco Reserve” means (a) for the May 2009 Calculation Period, $41,492,636, (b) for the June 2009 Calculation Period, $36,306,057, (c) for the July 2009 Calculation Period, $31,119,477, (d) for the August 2009 Calculation Period, $25,932,898, (e) for the September 2009 Calculation Period, $20,746,318, (f) for the October 2009 Calculation Period, $15,559,739, (g) for the November 2009 Calculation Period, $10,373,159, (h) for the December 2009 Calculation Period, $5,156,580, and (i) for the January 2010 Calculation Period and each Calculation Period thereafter, $0.

1.3. Each of the Fee Letters is hereby amended to provide that from and after the date of this Amendment, for any day when the Borrowing Base is less than $1 billion, each Group’s Liquidity Fee (as defined in the Fee Letters) will be computed on 102% of the excess, if any, of the applicable Group’s Liquidity Banks’ Commitments over such Group’s Percentage of the difference between $1.0 billion and the Borrowing Base (such difference not to exceed such Group’s Percentage of the Weyco Reserve).

2. Limited Waiver. Each of the Agents hereby waives any Amortization Event under Section 9.1(c) of the Credit Agreement resulting from the failure of the Loan Parties to provide the Monthly Reports when due for the Monthly Reporting Dates occurring in March 2009, April 2009 and May 2009 pursuant to Section 8.5 of the Credit Agreement. The limited waiver set forth in this Section 2 of the Amendment is effective solely for the purposes set forth herein and shall not, except as expressly provided herein, be deemed to (i) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Transaction Document, (ii) prejudice any right or rights that the Agents, Conduits or Liquidity Banks may have or may have in the future under or in connection with the Credit Agreement or any other Transaction Document or (iii) waive compliance with Section 8.5 of the Credit Agreement for any Monthly Reporting Date occurring in June 2009 or anytime thereafter.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon execution and delivery by each of the parties hereto of a counterpart of this Amendment.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification. Except as expressly amended hereby, each of the Credit Agreement and the Fee Letters remains unaltered and in full force and effect and is hereby ratified and confirmed.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, LLC

By:	/s/ D.E. Arick
Name: David E. Arick
Title: President

INTERNATIONAL PAPER COMPANY, AS SERVICER

By:	/s/ Errol A. Harris
Name: Errol A. Harris
Title: Vice President & Treasurer

GOTHAM FUNDING CORPORATION

By:	/s/ Louise E. Colby
Name: Louise E. Colby
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ Ravneet Mumick
Name: Ravneet Mumick
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Gotham Agent

By:	/s/ Aditya Reddy
Name: Aditya Reddy
Title: VP and Manager

PARK AVENUE RECEIVABLES COMPANY, LLC

By: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY- IN-FACT

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Liquidity Bank and as PARCO Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

STARBIRD FUNDING CORPORATION

By:	/s/ Louise E. Colby
Name: Louise E. Colby
Title: Vice President

BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, as a Liquidity Bank and as Starbird Agent

By:	/s/ Sean Reddington
Name: Sean Reddington
Title: Managing Director

By:	/s/ Steve Parsons
Name: Steve Parsons
Title: Managing Director

CAFCO, LLC

BY: CITICORP NORTH AMERICA, INC., ITS ATTORNEY-IN-FACT

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director

CITICORP NORTH AMERICA, INC., as CAFCO Agent and as Administrative Agent

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director

CITIBANK, N.A.,
as a Liquidity Bank

By:	/s/ Tom Sullivan
Name: Tom Sullivan
Title: Director